Exhibit 99.2

Certification of the Chief Executive Officer
pursuant to
18 U.S.C. § 1350, as adopted
pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the World Fuel Services Corporation (the “Company”) Transition Report on Form 10-K for the transition period from April 1, 2002 to December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Kasbar, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2003
/s/ MICHAEL J. KASBAR

Michael J. Kasbar President and Chief Operating Officer